                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    Calcasieu Real Estate and Oil Co., Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                    CALCASIEU REAL ESTATE AND OIL CO., INC.
                              POST OFFICE BOX 899
                         LAKE CHARLES, LOUISIANA  70602


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The annual meeting of the stockholders of Calcasieu Real Estate and Oil Co., Inc., (the "Company") will be held at First National Bank of Lake Charles, One Lakeside Plaza, Lake Charles, Louisiana 70601, April 16, 1998, at 11:00 a.m., to:

     1. Fix the number of directors at eight and elect directors.
     2. Transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on February 27, 1998, are entitled to notice of and to vote at the meeting.

Lake Charles, Louisiana
March 18, 1998



BY ORDER OF THE BOARD OF DIRECTORS


/s/ CHARLES D. VICCELLIO              /s/ ARTHUR HOLLINS, III
--------------------------------      --------------------------------
Charles D. Viccellio                  Arthur Hollins, III
Vice President & Secretary            President


PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE APPRECIATED.

                    CALCASIEU REAL ESTATE AND OIL CO., INC.
                              POST OFFICE BOX 899
                         LAKE CHARLES, LOUISIANA  70602

                                PROXY STATEMENT

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

                                 APRIL 16, 1998

                                    GENERAL

     The accompanying proxy is solicited on behalf of the Board of Directors of Calcasieu Real Estate and Oil Co., Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held April 16, 1998, at the time and place and for the purposes set forth in accompanying Notice of Meeting. The date of this Proxy Statement is March 18, 1998.

     The shares represented by any proxy in the enclosed form, if it is properly executed and received at or prior to the meeting, will be voted in accordance with the specifications made thereon. Proxies received on which no specification is made will be voted for setting the number of directors at eight and for election as directors the eight nominees named herein. Proxies are revocable by written notice to the Secretary at any time prior to their exercise and will be deemed revoked by attendance and voting at the meeting.

     All expenses of preparing, printing and mailing the proxy and all materials used in solicitation will be borne by the Company. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and pay the reasonable expenses of such persons for forwarding the material.

     Only stockholders of record at the close of business on February 27, 1998, are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 1,997,252 shares of common stock, each of which is entitled to one vote.

                             ELECTIONS OF DIRECTORS

     The Articles of Incorporation of the company provide that the number of directors shall be not less than five nor more than fifteen. The exact number will be determined by the vote of the stockholders, and a resolution will be offered at the meeting to fix the number of directors at eight.

     Each director will hold office for one year and until his successor is elected and qualified. It is the intention of the persons named in the accompanying proxy to vote in favor of the resolution fixing the number of directors at eight and in favor of the election of the eight nominees named below. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. Management has, however, no reason to believe that any nominee will be unavailable.

     At the 1997 annual meeting of shareholders, 1,111,500 shares, or 55.7% of the 1,997,252 shares outstanding, voted. In excess of 98.5% of the shares cast were voted for election of each nominee for director.

     The information set forth below as to age, principal occupation or employment, and amount and nature of beneficial ownership of common stock of the Company has been furnished by each nominee for election. Unless otherwise indicated, (i) all nominees have been with the same organization in essentially the same position as listed below for the past five years, and (ii) the nominees own, with sole voting and investment power, the shares listed.

     The Company held seven Board of Directors meetings during 1997. Dr. Knapp died during 1997. Directors Blake, Reeves and Hollins attended 100% of the meetings; Directors Freund and Viccellio attended 86% of the meetings; Directors Leach and Pruitt attended 71% of the meetings; Director Alexander attended 57% of the meetings.

                                                                First             Shares
                                    Occupation and other       Elected        Beneficially        Percent
  Name and Age                        Directorships            Director           Owned           of Class
  ------------                      --------------------       --------       ------------        --------
Henry Chalkley Alexander - 62       Chairman of the Board,      1979           62,400 (1)(6)        3.12%
                                    Sweetlake Land & Oil
                                    Co., Inc. & North
                                    American Land Co., Inc.
                                    & President of H. G.
                                    Chalkley & Sons, Inc.
                                    Director of Lacassane
                                    Co., Inc.

William D. Blake - 65               General Manager J. A.       1966           57,361 (2)(3)        2.87%
                                    Bel Estate; President
                                    of Bel Oil Corp.,
                                    Lacassane Co., Inc., &
                                    Howell Industries,
                                    Inc.; Director of First
                                    National Bank of Lake
                                    Charles & Sweetlake
                                    Land & Oil Co., Inc.

PAGE>

                                                                First             Shares
                                    Occupation and other       Elected        Beneficially        Percent
  Name and Age                        Directorships            Director           Owned           of Class
  ------------                      --------------------       --------       ------------        --------
Troy A. Freund - 70                 Petroleum Geologist,       1984             7,863                 .39%
                                    individual proprietor

Arthur Hollins, III - 67            Chairman of the Board      1974            31,477 (3)(4)         1.58%
                                    of First National Bank
                                    of Lake Charles;
                                    Director of First
                                    Commerce Corp. & First
                                    National Bank of
                                    Lafayette; President of
                                    PBA Properties, Inc.

Laura A. Leach - 58                 Secretary-Treasurer and    1996            69,434 (5)(6)         3.48%
                                    Director of Sweetlake
                                    Land & Oil Co., Inc.
                                    and North American Land
                                    Co., Inc., Director of
                                    Hibernia Corp. and
                                    Lacassane Co., Inc.

Frank O. Pruitt - 69                President of PWK           1981            18,300 (7)             .92%
                                    Timberland Corp.  Prior
                                    to `96 he was VP & CEO
                                    of King Corp.  Prior to
                                    `94 he was an officer
                                    and director of Powell
                                    Lumber Co.

B. James Reaves, III - 63           Private investor, oil      1986             5,750 (8)             .29%
                                    and gas; estate mgmt.

Charles D. Viccellio - 64           Partner in Stockwell,      1996            15,450 (3)             .77%
                                    Sievert, Viccellio,
                                    Clements & Shaddock,
                                    L.L.P.

All Directors and                                                             256,235               12.83%
 Officers as a Group
 (8 persons)

(1) Includes 11,250 shares owned by corporations of which Mr. Alexander is an officer and director.
(2) Includes 3,450 shares owned by Mr. Blake's wife and 3,825 shares held in trusts for which Mr. Blake or his wife serve as trustee of co-trustee. Includes 550 shares owned by a corporation of which Mr. Blake is a Director. Mr. Blake disclaims ownership of these shares.
(3) Mr. Hollins is President of the Company, Mr. Viccellio is its Vice-President and Secretary and Mr. Blake is also its Vice-President and Treasurer.
(4) Includes 3,000 shares belonging to a trust of which Mr. Hollins is one of the beneficiaries.
(5) Includes 11,250 shares owned by corporations of which Mrs. Leach is an officer and director. Includes 1776 shares owned by Mrs. Leachs's son as to which beneficial ownership is disclaimed.
(6)  Mr. Alexander and Mrs. Leach are brother and sister.
(7) Includes 2,900 shares owned by Mr. Pruitt's wife and 1450 shares owned by a trust of which Mr. Pruitt's wife is trustee. Mr. Pruitt disclaims ownership of these shares.
(8) Includes 1,000 shares owned by B. James Reaves Trust, B. James Reaves, III, Trustee and 1,000 shares owned by B. James Reaves, III, Custodian for Elizabeth Reaves, Minor. Mr. Reaves disclaims ownership of these shares.

                      REMUNERATION AND OTHER TRANSACTIONS

Remuneration
------------

     No director or officer of the Company received remuneration from the Company in excess of $11,700 for the year ended December 31, 1997. The total 1997 cash and cash equivalent remuneration to all directors and officers of the Company as a group was $33,000.

Other transactions
------------------

     Arthur Hollins, III, President and a director of the Company is the Chairman of the Board of the First National Bank of Lake Charles, (the "Bank"). Mr. Blake, an officer and director of the Company is also a director of the Bank. The Company deposits all receipts into an interest-bearing money market account at First National Bank. The largest total outstanding amount on deposit was $819,625 as of March 6, 1997. The balance for all accounts at First National Bank as of December 31, 1997, was $287,809. The rates paid on these deposits were the same as those paid to other customers on similar deposits at similar times.

     Calcasieu Real Estate and Oil Co., Inc. owns an undivided 12.5% in approximately 34,000 acres known as Walker Louisiana Properties. Mr. Hollins is President of PBA Properties, Inc. and Mr. Blake is executor of an estate, each of which also owns 12.5% in the same property.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's financial statement for the years ended December 31, 1995, December 31, 1996, and December 31, 1997, were audited by the firm of McElroy, Quirk & Burch, independent certified public accountants, and they will continue as the Company's auditors until changed by the Board of Directors. Representatives of McElroy, Quirk & Burch will not attend the annual meeting.

                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

     Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it at once in the enclosed envelope.


                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ CHARLES D. VICCELLIO
                           ________________________________________
                           Charles D. Viccellio
                           Vice-President and Secretary


Lake Charles, Louisiana
March 18, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     PROXY

     The undersigned hereby constitutes and appoints WILLIAM D. BLAKE and CHARLES D. VICCELLIO, or either of them acting in the absence of the other with power of substitution, the proxies of the undersigned to attend the annual meeting of shareholders of Calcasieu Real Estate & Oil Co., Inc. on April 16, 1998, and any adjournment thereof, and to vote the shares of said corporation standing in the name of the undersigned.

1.  To set the number of directors at eight.

     (  )  FOR    (  )  AGAINST    (  )  ABSTAIN

2.  To elect directors.

    FOR all nominees listed below  (   )      WITHHOLD AUTHORITY (   )
    (except as marked to the contrary         to vote for all nominees listed
     below)                                    below

    INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

3.  Henry C. Alexander              Laura A. Leach
    William D. Blake                Frank O. Pruitt
    Troy A. Freund                  B. James Reaves, III
    Arthur Hollins, III             Charles D. Viccellio

4. In their discretion, to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

    This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.



DATE:  ________________      SIGNATURE: _________________________________

          Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.